Exhibit 99.2

Investor Presentation - Capital Plan June 18, 2009

Forward-Looking Statements and Non-GAAP Financial Information We caution you that this presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. The use of words such as "anticipates", "estimates", "expects", "illustrates", "intends", "plans", and "believes", among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: loan deterioration could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program's voluntary Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008; pricing and total shares sold under the common stock offering and the relative success of other anticipated capital actions. Additional factors that could cause results to differ materially from those described above can be found in TSFG's 2008 Annual Report on Form 10-K, including in the discussion under "Risk Factors", and documents subsequently filed by TSFG with the Securities and Exchange Commission, including the registration statement and related prospectus supplement for the equity offering described herein. Reference is made to TSFG's reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today's presentation. This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items and separation of the loan portfolio into core and non-core loans (based on TSFG's ability to build/expand banking relationships). TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG's performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations. Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses. The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site, www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

Equity Offering Overview The South Financial Group, Inc. Issuer Ticker / Exchange Offering Size Greenshoe Expected Pricing Use of Proceeds Bookrunner Lock-up Agreement TSFG / NASDAQ $75 million of common stock 15% June 18, 2009 General Corporate Purposes Morgan Stanley 90 days

Presenting Today Lynn Harton, President and CEO, effective 11/08 Brought 24 years of credit origination and risk management experience to TSFG Chief Credit Officer of Regions Financial (led integration of Regions/Union Planters credit culture/process) and Chief Credit Officer of Union Planters (recruited to improve credit performance) Spent over 21 years with BB&T in both line and credit roles; last 8 years as a direct report to Chief Credit Officer Joined TSFG in 1/07 as Chief Risk and Credit Officer; became Chief Commercial Banking Officer in 6/08 Risk management processes changed in 2nd half of 2007 Strengthened overall leadership in credit with large bank turnaround experience Introduced new management team and strategic direction Organizational leadership changes; lines of business report to Bank's geographical leader New Bank Presidents for both Banks during 2008; new Market Presidents in 4 out of 11 markets James Gordon, Senior EVP and CFO, joined TSFG in 3/07 Brought 19 years of public accounting and banking experience with larger regional banks Joined TSFG from HORNE LLP, a regional accounting and consulting firm Chief Accounting Officer of National Commerce (until acquired by SunTrust) Chief Risk Officer for Union Planters (until acquired by Regions) Partner at PricewaterhouseCoopers LLP

Our Capital Plan: Components Description Tier 1 Common Created Status Timing Privately negotiated Mandatory Convertible Exchange1 $94.5mm Agreement Executed Complete upon Closing of Common Equity Offering Common Equity Issuance $75mm Launched Pricing June 18, 2009 Public Tender for Mandatory Convertible Exchange2 $95.5mm In Preparation Q3 2009 Exchange Common for Hybrid Securities $20mm -$30mm In Preparation Q2 - Q3 2009 Sale of Ancillary Businesses $15mm - $20mm In Process Q3 2009 Total $300mm - $315mm 1 2 3 1 Participants received contingent mandatorily convertible preferred shares that automatically convert, subject to certain limitations, into common stock upon shareholder approval of common shares issued upon conversion and an increase in authorized shares (shareholder meeting expected in late July 2009) 2 Subject to common shares issued upon conversion and our shareholder approval to increase authorized shares 4 5 Additional Capital Benefits Preferred dividend savings of approximately $35mm on mandatory convertible exchange Reductions in non-core loans and securities of approximately $500mm during 2Q/3Q 2009

$94.5mm Conversion of Mandatory Convertible Preferred New Security Mandatory Convertible Preferred Conversion to Common Stock Automatically converts, subject to certain limitations, upon shareholder vote Expected Shareholder Vote Late July 2009 Underlying Common Shares 24 million Capital Impact Increases Tier 1 common by $94.5mm upon conversion and eliminates $19mm of future dividends

Our Capital Plan: Rationale and Approach Rationale: Bolsters common equity to protect against more severe downside credit scenarios Pro forma Tier 1 Common ratio at March 31, 2009 of 8.3%1 Positions TSFG to support ongoing strategic initiatives and take advantage of lending and growth opportunities Opportunistic ability to participate in FDIC transactions Begins to position TSFG for repayment of TARP Preferred post-economic credit cycle Approach: Utilizes SCAP-based loss assumptions and methodology Ability to withstand "More Adverse" scenario which is more severe than management's view 1 Assumes completion of common equity offering of $75MM, $190MM conversion of convertible preferred into common and $42.5MM of other capital actions

TSFG Overview $ in billions, as of 3/31/09 NC Branch Offices: 27 SC Branch Offices: 83 FL Branch Offices: 70 1 Total deposits less brokered deposits plus customer sweep accounts 2 Includes $347 million issued to the U.S. Treasury under the Capital Purchase Program (TARP) 3 Mercantile Bank is a division of Carolina First Bank 8 3 Ranks among top 40 U.S. commercial banks in total assets Core segments: Commercial banking, private banking, and retail banking New and experienced management team Demographically attractive footprint Total assets $13.3 Loans held for investment $10.0 Customer deposits and sweeps1 $ 7.8 Shareholders' equity2 $ 1.6

TSFG Investment Message Strategic footprint with long-term growth potential New and experienced management team with mandate to create performance culture New focus on core franchise and post-cycle opportunities Proactive and realistic approach to credit risk management processes Strong capital position enhanced by announced capital plan - able to withstand SCAP "More Adverse" scenario

Footprint: Long-term Growth Potential line Usmedian Myrtle Beach 20.3 10.2 6.5 Greater South Charlotte 18.6 10.2 6.5 Wilmington 18.6 10.2 6.5 Orlando 16.7 10.2 6.5 Lake City 14.9 10.2 6.5 Jacksonville 13.8 10.2 6.5 Charleston 10.5 10.2 6.5 Tampa/St. Pete 10.4 10.2 6.5 Hendersonville 9.8 10.2 6.5 West Palm Beach 9.5 10.2 6.5 Columbia 9 10.2 6.5 Asheville 8.3 10.2 6.5 Greenville 7.5 10.2 6.5 Miami/Ft. Lauderdale 6.4 10.2 6.5 PROJECTED HOUSEHOLD GROWTH (2008-2013) Growth estimates deposit weighted by county as of 6/30/08 SOURCE: SNL Financial Company Name Household Growth (%) United Community Banks 14.2 Cullen/Frost 11.8 Zions Bancorporation 11.1 SunTrust Banks 10.5 Colonial BancGroup 10.5 South Financial Group 10.2 Synovus 8.8 BB&T 8.3 Whitney 7.0 BOK Financial 6.6 U.S. Median 6.5 Regions 6.4 Trustmark 6.3 First Horizon 5.5 NOTE: The regions highlighted are complete MSAs except for Greater South Charlotte, which is York County, SC (Rock Hill), Hendersonville, NC, which is Henderson County, and West Palm Beach, which is Palm Beach County. 1 Deposit weighted by county based on TSFG deposits in each market SOURCE: SNL Financial (%) TSFG Weighted Average1 10.2% U.S. Median 6.5%

Name Position Joined TSFG Years in Banking Prior Experience Lynn Harton President and CEO 2007 26 BB&T/Union Planters/Regions James Gordon Chief Financial Officer 2007 22 PwC/Union Planters/National Commerce Rob Edwards Chief Credit Officer 2007 20 BB&T/Union Planters/Regions Ernie Diaz President, Mercantile (FL) 2007 24 Southeast Bank/Terrabank/Regions Scott Frierson President, Carolina First (NC/SC) 1988 24 Citizens/Southern Bank Chris Gompper Director Bank Strategy & Business Segment Performance 2005 26 Wells Fargo/AmSouth Chris Holmes Director Corporate Financial Services 2006 18 E&Y/National Commerce/Trustmark William Crawford Chief Legal and Risk Officer 2002 19 Wyche, Burgess, Freeman & Parham Tanya Butts Chief Operations and Technology Officer 2006 23 HomeSide Lending/Chase Manhattan Mortgage/Colonial Mary Jeffrey Chief Human Resources Officer 2002 30 Barnett Bank/NationsBank Keith Williamson General Auditor 2005 28 First Horizon New, Experienced Executive Management Team New TSFG role in last 12 months

New Strategic Vision: Driving Culture Change "To be the relationship bank of choice in the markets we serve, distinguished by knowledgeable and trusted professionals working together to make a difference for our customers, shareholders, team members, and communities" Beliefs Behaviors Results Achieve financial objectives via Relationship Bank delivery strategy Q1 campaign focused on converting single service CD customers Changed incentives to reward market level deposit growth Created relationship pricing tool for CDs 1Q09 linked quarter growth in core deposits of 2.8%1 Clarity of strategy measurement up by 16%2 1 Core deposits equal total deposits less both brokered deposits and time deposits 2 Based on interview and survey responses for April/May 2009 vs. November 2008

Focus on Core Customer/Businesses Segregated loan portfolio into core vs. non-core loans based on ability to build a banking relationship Completed as of 12/31/08 Focus on growing relationship including "core" deposits Management incentives address core/non-core separately Potential Indirect / Shared National Credit sales to accelerate liquidation of non-core loans, depending upon pricing C&I Owner Occupied Completed Income Property Commercial Development Residential Construction Mortgage/Consumer 0.25 0.75 Non-Core Loans: Core Loans: 1Q09: Growth of 0.3% (+$25mm) Continue to grow in low single digits for 2009/2010 Higher spreads 1Q09: Decline of 8.6% (-$230mm) Anticipated reductions of $500 to $750 million for 2009 Lower spreads Funded with Core Deposits Funded with Wholesale Borrowings CORE LOANS, $7.5 billion1 Relationship: Commercial Middle Market Private Banking Retail Banking Small Business NON-CORE LOANS, $2.5 billion1 Non-Relationship: Indirect Autos Lot Loans Shared National Credits Residential Construction 1 As of March 31, 2009

Focus on Credit Risk Management New Risk Management Team and Improved Credit Processes: Establishing a new culture of visibility and accountability Early recognition of real estate credit issues Specific Examples of Process Improvements: New committee approval process in 3Q07 Revised risk grade system implemented 1Q08 Instituted special reviews of Florida and SC/NC portfolios in 1Q08 to supplement normal quarterly watch list processes Improvement of on-going monitoring Construction loan administration manages all construction loan advances centrally CRE project review process instituted 3Q07 ABL product/monitoring system installed 4Q07 Creation of dedicated workout bank function in 2Q08

Name Position Joined TSFG Years in Banking Prior Experience Rob Edwards Chief Credit Officer 2007 20 BB&T/Union Planters/Regions Carl Gent Commercial Real Estate - Credit 2002 36 NationsBank/Gulf Bay Bank/Barnett/First Union David Houdeshell Credit Projects & Processes 2005 24 Barnett/Bank of America/Bombardier Capital Robert Milam Special Assets 2008 22 SouthTrust/Regions Andy Morris Commercial Real Estate 2008 32 SouthTrust/Wachovia/Regions Mark Mullins Risk Reporting & Analytics 2007 13 BB&T/Union Planters/ Regions/Compass Jay Richards Mercantile - Commercial Credit 2008 16 Bank One/Regions/Compass Holly Russell Mortgage Credit 2008 25 Third National Bank/ Bank of America/Regions Wade Shugart Carolina First - Commercial Credit 1996 32 C&S/Bank of America/Synovus Chuck Valerio Retail Credit 1999 32 Key Bank/SunTrust Improved and Realigned Credit Team

Aggressive Early Recognition of Problems FCNCA TRMK WTNY BBT STI RF SNV TSFG FHN UCBI CNB 0.0052 0.0104 0.0125 0.0129 0.0167 0.0197 0.0261 0.0322 0.0329 0.0332 0.0435 Cumulative Net Charge-Offs Over Last Five Quarters NOTE: Cumulative net charge-offs are calculated based on regulatory data for 1/1/08 to 3/31/09 SOURCE: SNL Financial FCNCA TRMK BBT RF STI WTNY SNV UCBI CNB TSFG FHN 0.0139 0.0145 0.0186 0.0191 0.0209 0.0216 0.023 0.0254 0.0266 0.028 0.0444 Loan Loss Reserves / Loans 1Q 2009

Well-Diversified Loan Portfolio Loans, $10.0 billion C&I Owner Occupied Completed Income Property Commercial Development Residential Construction Mortgage/Consumer 0.27 0.13 0.22 0.06 0.12 0.2 West 38.6 34.6 31.6 30.6 North 46.9 45 43.9 45.9 As of March 31, 2009 C&I Owner- Occupied Income Property Commercial Development Residential Construction Mortgage/ Consumer In-footprint relationship focus Disciplined approval and portfolio management processes No broker mortgage/home equity loans Minimal subprime exposure Challenges are known and manageable Residential construction Consumer lot loans Non-core portfolios in run- off

Loan and Credit Quality Composition Outstanding Balance % of O/S Balance Nonaccrual Loans HFI1 NAL % of O/S Balance 30-Day Past Due % Cycle to Date Net Charge-Offs2 C&I $ 2,646 27% $42 1.58% 1.23% $64.2 Owner-occupied CRE 1,285 13% 19 1.50% 0.69% 6.9 Completed income property 2,202 22% 72 3.24% 1.32% 28.6 Commercial development 606 6% 49 8.17% 1.50% 17.0 Residential construction 1,235 12% 181 14.65% 4.99% 135.2 Indirect - sales finance 574 6% 1 0.09% 1.62% 18.9 Home equity 813 8% 6 0.77% 0.90% 9.3 Mortgage3 535 5% 53 9.90% 7.44% 50.4 Other3 91 1% -- 0.16% 1.50% 2.0 Total Loans HFI $9,987 100% $423 4.24% 1.99% $332.5 12/31/08 $10,192 $349 3.43% 2.22% 12/31/07 $10,213 $80 0.79% 1.55% As of March 31, 2009, $ in millions HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. Commercial Development includes Commercial A&D and Commercial Construction. Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land. 1 Nonaccrual loans exclude nonaccrual loans held for sale of $12.8 million. 2 From 1/1/08 to 3/31/09 3 Mortgage includes Consumer Lot Loans of $198 million. Other includes Direct Retail and Unsecured Lines.

Commercial Portfolio - Vintage is Important Time to Default1 1 Reflects # of months between origination date and earliest default date 2007 2006 2005 $ in millions Cumulative Loss $ Pre-2005 2005 to mid-2007 After mid-2007 Nonaccural Loan % 0.025 0.081 0.019 Nonaccrual Loan % Difference in vintage is evident 2008 appears similar to pre-2005 curve

SC FL NC 0.4 0.37 0.23 West 30.6 38.6 North 45.9 46.9 SC FL NC 0.1547 0.73 0.12 West 30.6 38.6 North 45.9 46.9 Residential Construction BY GEOGRAPHY: Outstanding Performing Loans1 Nonaccrual Loans SC FL NC 3/31/2008 506 806 316 3/31/2009 450 521 264 Decline in Outstanding Balance $ in millions 1 Reflects outstanding loan balances net of nonaccrual loans Down $393 million, or 24%, since 3/31/08 Florida represents 73% of nonaccrual loans but only 37% of outstanding performing balances As of March 31, 2009 - 11% - 35% - 16% $1,054 million $181 million FL Residential Construction "2005 to mid-2007" Vintage $ in millions O/S Balance NAL O/S Net of NAL 12/31/07 $507 3/31/09 $334 $114 $220 Net as % 12/31/07 43% Addressed >50% Note: Cycle-to-date NCOs of $80 million

Credit Summary Significant investment in risk management processes since 1Q07 Strong, objective credit professionals Enhanced systems, monitoring, and reporting Solid understanding of portfolio risks Proactive and transparent approach to credit Early recognition of NPAs beginning in 1Q08 Loan sales in 2Q08 - 3Q08 ahead of peers $332 million in NCOs cycle-to-date Built reserve to 2.8% at 1Q09 Reduced non-core portfolio balances

Strong Current Capital Position; Stronger Pro Forma Position SOURCE: SNL Financial 1Q09 1Q09 Pro Forma1 1 Assumes completion of common equity offering of $75MM, $190MM conversion of convertible preferred into common and $42.5MM of other capital actions 2 Peers include BBT, CNB, FCNCA, FHN, RF, STI, SNV, TRMK, UCBI and WTNY; pro forma for capital raises in 2Q09 Southeast Peers2

Illustrative TSFG SCAP - Implied Loss Ranges 1 Loan losses based on the average of the ranges disclosed for both the baseline and more adverse stress case 2 Construction and development loss rates applied 3 Includes 10 out of the top 19 banks subject to the SCAP evaluation (Excludes AXP, BK, C, COF, GMAC, GS, MET, MS and STT) USB STI KEY BBT WFC PNC RF TSFG BAC JPM FITB 0.078 0.083 0.085 0.086 0.088 0.09 0.091 0.097 0.1 0.1 0.105 "More Adverse" Total Loss Rates3

Key Assumptions Loss assumptions based on 3/31/09 loan balance of $9,987 million; 1Q09 reported charge-offs ($109 million) deducted from cumulative losses 2010YE Reserves / Loans of 2.0% 2Q09 through 4Q10 pre-tax, pre-provision net revenue of $167 million based on Wall Street estimates1 Expected net non-operating charges of $14 million2 in 2Q09 Balance sheet reduced by implied losses and sales of noncore loans and securities of approximately $500 million Certain DTA limitations for regulatory ratios Illustrative Capital Position Under SCAP Implied Loss Ranges 1 Earnings estimates based on the average of the eight equity research analysts that published a full research model after TSFG's 2009 first quarter results. Estimates used for illustrative purposes only. TSFG makes no representation on the accuracy or likelihood of these estimates. Actual earnings may differ significantly. 2 FDIC special assessment of $6 million, campus impairment charge of $16 million, and gain on redemption of $8 million

Strategic Priorities to Enhance Shareholder Value Execute on all elements of announced capital plan Focus on pre-tax, pre-provision income for internal generation of capital Capital Aggressively recognize and resolve problem loans Measure success with internal segmentation of "core/non-core" loans Execute on continued immediate cost/headcount reductions Efficiencies from longer-term Project NOW initiatives "Who we are," "how we compete," and "how we measure success" Strong management team in place Align management goals to strategic priorities Improve loan and deposit pricing; enhance training and sales systems Focus on relationships -- improving overall deposit mix and cost Credit Vision Balance Sheet Management Net Interest Margin Noninterest Expense Noninterest Income Build core loan portfolio; reduce non-core portfolio Additional actions to reduce balance sheet size and risk Reduce investment securities portfolio Opportunity to increase with growth in deposit base Cross-sell measurement and tracking; new leadership in mortgage

1Q08 2Q08 3Q08 4Q08 1Q09 Core Deposits 4.609 4.547 4.07 4.1445 4.259 Net Interest Margin Opportunities Net Interest Margin (FTE) Upside 1Q08 2Q08 3Q08 4Q08 1Q09 TSFG 0.0307 0.0324 0.0308 0.0297 0.0283 Peer Median 0.0354 0.034 0.033 0.0317 0.0307 TSFG 3.07 3.24 3.08 2.97 2.83 SE Peers3 3.54 3.40 3.30 3.17 3.07 Repricing Opportunity - Customer CDs Maturing in Balance $ Avg. Yield % 2Q09 758 3.11% 3Q09 1,175 3.41% 4Q09 448 3.87% Beyond 4Q09 745 3.89% Improving Loan Pricing Spreads - New Loans Date 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/1/2009 3/1/2009 Benchmark2 0.0757 0.0708 0.0617 0.0598 0.0563 0.0567 0.0569 0.0545 0.058 0.0529 0.0459 0.042 0.0364 0.0382 0.0391 Loan Yield 0.0679 0.0715 0.0549 0.0546 0.0511 0.0513 0.0532 0.0525 0.0552 0.0588 0.0501 0.0484 0.0399 0.0452 0.0471 Spread -0.0078 0.0007 -0.0068 -0.0052 -0.0053 -0.0054 -0.0037 -0.0019 -0.0028 0.0059 0.0043 0.0064 0.0035 0.007 0.0079 -0.78 +0.79 Continued Growth in Core Deposits1 $ in billions % LQ Growth +0.4 -1.3 -10.5 +1.8 +2.8 1 Core deposits equal total deposits less both brokered deposits and time deposits 2 Benchmark reflects prime for floating rate and prime plus 150 basis points for fixed rate 3 Peers include BBT, CNB, FCNCA, FHN, RF, STI, SNV, TRMK, UCBI and WTNY -0.19

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Operating, excl loan coll./FDIC ins. 76.4 76.3 76.9 80 81.4 84.1 78.1 Environment-related costs* 1 2.8 3.4 4.7 8.3 8 11.5 - $6.0 Staff reductions; FTEs below 12/31/05 level No merit pay increases Reduction in 401k match Project NOW efficiencies Non-operating charges expected in 2Q09: Approx. $16 million impairment charge for corporate campus under construction Approx. $6 million FDIC special assessment Credit-related costs2 and FDIC insurance Noninterest Expense Control 1 Excludes non-operating items. Total noninterest expenses were $268.4 million for 1Q08, $87.6 million for 2Q08, $94.2 million for 3Q08, $342.1 million for 4Q08, and $90.2 million for 1Q09. See slide 34 in the Appendix for reconciliations of GAAP to non-GAAP measures. 2 Credit-related costs include loan and foreclosed asset expense, loss on nonperforming loans held for sale, and gain/loss on OREO. $80.3 $84.7 $89.7 $92.1 $ in millions +$3.1 +$2.7 Operating Noninterest Expenses1 $89.6 +$1.4 Includes $1.3 for Project NOW costs 2,485 2,572 2,535 2,505 2,430 # Employees (FTEs):

TSFG Investment Message Strategic footprint with long-term growth potential New and experienced management team with mandate to create performance culture New focus on core franchise and post-cycle opportunities Proactive and realistic approach to credit risk management processes Strong capital position enhanced by announced capital plan - able to withstand SCAP "More Adverse" scenario

Other Information The South Financial Group has filed a registration statement (including a prospectus) with the SEC under which it intends to effect the common equity issuance. Before you invest, you should read the prospectus in that registration statement, prospectus supplement, and other documents that TSFG has filed with the SEC for more complete information about TSFG and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively, TSFG, any underwriter, or any dealer participating in the offering will arrange to send investors the prospectus and prospectus supplement if requested by contacting Morgan Stanley & Co. Incorporated, c/o Prospectus Department, 180 Varick Street 2/F, New York, NY 10014 or by emailing at prospectus@morganstanley.com or calling toll-free 1-866-718-1649. Upon the commencement of an exchange transaction for the remaining mandatory convertible preferred stock, TSFG will make available a Schedule TO, which will include an Offer To Exchange and related materials. These documents will set forth the complete terms and conditions of the exchange offer, and holders of the mandatory convertible preferred stock are urged to read these documents when they become available as they will contain important information. These and other related documents will be filed with the Securities and Exchange Commission and may be obtained at the Securities and Exchange Commission's website, http://www.sec.gov. These materials may also be obtained free of charge from TSFG by calling Investor Relations at 1-888- 592-3001. This presentation is neither an offer to sell or purchase, nor a solicitation of an offer to buy or sell, any securities of TSFG, and there shall not be any sale of securities of the company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

High Quality Securities Portfolio Securities, $2.1 billion1 Conservative Approach As of March 31, 2009 1 Excludes $15 million of other investments in limited partnerships, limited liability companies, and other privately held companies and $6.2 million of auction rate preferred securities repurchased from brokerage customers, which are included in other assets Government and Agency State and Municipal Other 0.871 0.122 0.007 West 38.6 34.6 North 46.9 45 Government & Agency State & Municipal Other Conservative and built for liquidity 99.4% rated A or higher 96% rated AAA or government-backed No CDOs, CMBS, TRUPS, preferred, asset-backed

Residential Construction By Geography SC, Excl Coastal Coastal SC SC Total Western NC Central FL North FL South FL Tampa Bay FL Total Total O/S Performing, 3/31/091 O/S Performing, 3/31/091 Residential A&C $87 $63 $150 $144 $33 $65 $13 $14 $125 $419 Residential constr. 30 42 72 28 3 26 -- 5 34 134 Residential condo 13 72 84 11 1 30 14 19 65 160 Undeveloped land 53 62 115 59 54 61 8 44 166 341 $183 $239 $422 $242 $91 $182 $35 $82 $390 $1,054 Nonaccrual Loans, 3/31/09 Nonaccrual Loans, 3/31/09 Residential A&C $11 $1 $12 $14 $2 $7 $4 $13 $26 $52 Residential constr. 2 2 4 7 18 3 -- 1 22 33 Residential condo 8 2 10 -- -- -- 8 5 13 23 Undeveloped land 2 -- 2 -- 19 5 16 31 71 73 $23 $5 $28 $21 $39 $15 $28 $50 $132 $181 Cycle-to-Date NCOs2 Cycle-to-Date NCOs2 Residential A&C $1.4 $ 1.5 $ 2.9 $9.3 $ 15.0 $13.0 $-- $15.5 $43.5 $55.7 Residential constr. 1.0 1.2 2.2 4.1 3.6 4.5 -- 0.7 8.8 15.1 Residential condo 1.5 2.1 3.6 0.2 0.9 0.1 6.6 20.4 28.0 31.8 Undeveloped land 0.2 -- 0.2 1.5 2.4 11.0 8.3 9.3 31.0 32.6 $4.1 $4.8 $8.9 $15.1 $21.9 $28.6 $14.9 $45.9 $111.3 $135.2 $ in millions 1 Reflects outstanding loan balances net of nonaccrual loans 2 From 1/1/08 to 3/31/09

Reconciliations of GAAP to Non-GAAP Measures 3/31/09 Balance 12/31/08 Balance $ Growth % Growth Core vs. Non-Core Loans: Core Loans Commercial and small business $6,353 $6,305 $ 48 0.8 % Consumer and mortgage 1,179 1,202 (23) (1.9)% Total core 7,532 7,507 25 0.3 % Non-Core Loans Commercial and small business 1,621 1,763 (142) (8.1)% Indirect - sales finance 569 636 (67) (10.5)% Lot loans 193 222 (29) (13.1)% Other consumer and mortgage 72 64 8 12.5 % Total non-core 2,455 2,685 (230) (8.6)% Total loans held for investment $9,987 $10,192 $(205) (2.0)% $ in millions

Reconciliations of GAAP to Non-GAAP Measures 1Q08 2Q08 3Q08 4Q08 1Q09 Noninterest Expense: Operating noninterest expense $80.3 $84.7 $89.7 $92.1 $89.6 Goodwill impairment 188.4 -- -- 237.6 -- Employment contracts and severance -- 2.3 4.6 9.6 -- Branch acquisition and conversion cost -- 0.7 -- -- -- (Gain) loss on early extinguishment of debt 0.5 (0.1) (0.1) 1.7 (0.1) Visa-related litigation (0.8) -- -- -- -- Loss on derivative collateral -- -- -- 1.1 -- Loss on repurchase of auction rate securities -- -- -- -- 0.7 Total noninterest expense $268.4 $87.6 $94.2 $342.1 $90.2 $ in millions